UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Tyson Foods, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on February 4, 2011.

TYSON FOODS, INC.	Meeting Information
Meeting Type: Annual
For holders as of: December 8, 2010
Date: February 4, 2011 Time: 10:00 AM CST
2200 DON TYSON PARKWAY SPRINGDALE, AR 72762-6999	Location: Holiday Inn Northwest Arkansas Convention Center 1500 South 48th St. Springdale, AR 72762

You are receiving this communication because you hold shares in Tyson Foods, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT	ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Please make the request as instructed above on or before January 21, 2011 to facilitate timely delivery. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: If you plan to attend Tyson Foods’s shareholders meeting, you will need a ticket. Please check the meeting materials for instructions on how to obtain a ticket. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR items 1 and 2:

1.	Election of Directors

	Nominees:

	01)	Don Tyson	05)	Brad T. Sauer
	02)	John Tyson	06)	Robert Thurber
	03)	Jim Kever	07)	Barbara A. Tyson
	04)	Kevin M. McNamara	08)	Albert C. Zapanta

2.	To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending October 1, 2011.

The Board of Directors recommends that you vote AGAINST item 3:

3.	To consider and act upon the shareholder proposal described in the attached Proxy Statement, if properly presented at the Annual Meeting.

The Board of Directors recommends that you vote FOR item 4:

4.	To consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers.

The Board of Directors recommends that you vote for a 3 year frequency:

5.	To consider and act upon an advisory vote on the frequency of holding an advisory vote on executive compensation.
The Board of Directors does not have a recommendation for voting on item 6:

6.	To consider and act upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournments or postponements thereof.